                            AMENDMENT NO. 1 TO THE
                    AMENDED AND RESTATED CREDIT AGREEMENT



                                              Dated as of October  16, 1997


     AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among Penda Corporation, a Florida corporation (the "Borrower"), the Lenders and Banque Nationale de Paris, New York Branch, as Agent (the "Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of July 14, 1995 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

     (a)   Section 5.04(b) is amended in full to read as follows:

           "Interest Coverage Ratio. Maintain, as of the end of each period of four Fiscal Quarters, on a Consolidated basis for itself and its Subsidiaries an Interest Coverage Ratio of not less than the amount set forth below for such periods set forth below:

     Four Fiscal Quarter
     Period Ending On or About                     Ratio
     -------------------------                     -----
     September 30, 1995                            1.85
     December 31, 1995
       through June 30, 1997                       2.00
     September 30, 1997                            1.75
     December 31, 1997
       and thereafter                              2.00"


            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of September 30, 1997 when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by the Guarantor. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section
     8.01 of the Credit Agreement.

           SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import




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

referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement and, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4. Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 PENDA CORPORATION

                                 By: /s/ Leo E. Waner
                                    ----------------------------------
                                 Title:  Vice President - CFO


                                 BANQUE NATIONAL DE PARIS,
                                 as Agent and as Lender

                                 By: /s/ Richard Cushing
                                     ----------------------------------
                                 Title:  Vice President


                                 By: /s/ Paul Barnes
                                     ----------------------------------
                                 Title:   Assistant Vice President


                                 FIRSTAR BANK MILWAUKEE, N.A.

                                 By: /s/  Randy D. Olver
                                     ----------------------------------
                                 Title:   Vice President Corporate Banking



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                                          CONSENT



                                                Dated as of October 16, 1997


     The undersigned, Tri-Glas Corporation, an Alabama corporation, as Guarantor under the Subsidiaries Guaranty dated July 15, 1995 (the "Guaranty") in favor of the Agent , for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                               TRI-GLAS CORPORATION


                               By:  /s/   Leo  E.  Waner
                                  ---------------------------------------------
                               Title:  Vice President - Chief Financial Officer







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